U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): December 5, 2008

Commission File Number: 333-106247

REMOTE KNOWLEDGE, INC.
(Name of Small Business Issuer in its Charter)

DELAWARE	74-1664837
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

3657 Briarpark Drive, Suite 100,
Houston, Texas 77042
(Address of principal executive offices)

(281) 599-4800
(Issuer Telephone Number)

                 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective December 5, 2008, the client auditor relationship between Remote Knowledge, Inc. (the “Company”) and Hein & Associates LLP ("Hein") was terminated as Hein resigned as the Company’s independent registered accounting firm.  Effective December 5, 2008, the Company engaged Ham, Langston & Brezina, LLP, as its principal independent public accountant for the fiscal year ended December 31, 2008. The appointment of the new independent public accountant was recommended, approved and ratified by the Company's Board of Directors effective December 8, 2008.

Hein's reports on the financial statements of the Company for the fiscal year ended December 31, 2007 and for the fiscal year ended December 31, 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and December 31, 2006, and any subsequent interim period through the date the relationship with Hein ceased, there were no disagreements between Hein and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hein would have caused Hein to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended December 31, 2007 or December 31, 2006, and any subsequent interim period through the date the relationship with Hein ceased.

The Company has authorized Hein to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Hein review the disclosure, and Hein has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Ham, Langston & Brezina, LLP regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended December 31, 2006 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with Hein ceased. Ham, Langston & Brezina, LLP has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Ham, Langston & Brezina, LLP did not furnish a letter to the Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter from Hein & Associates LLP

* Attached hereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMOTE KNOWLEDGE, INC.

/s/ C. Gregory Peters
C. Gregory Peters
Chief Executive Officer

December 10, 2008